UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549-1004

                ------------------------------------------

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
                 of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported):
                              MAY 23, 2001

                               VIACOM INC.
                 ------------------------------------------
                      (Exact name of registrant as
                         specified in its charter)


     Delaware            		1-9553		  04-2949533
  --------------------		   --------------	--------------
(State or other 		      Commission 	(IRS Employer
 jurisdiction			     File Number	Identification
 of incorporation)					   Number)


                 1515 Broadway, New York, NY       10036
--------------------------------------------------------
     (Address of principal executive offices)	 (Zip Code)


                             (212) 258-6000
                            ----------------
          (Registrant's telephone number, including area code)

Item 5.	Other Events
        ------------

On May 23, 2001, the Registrant filed a Certificate of Amendment to its Restated Certificate of Incorporation and a Certificate of Elimination of Series C Preferred Stock of Viacom Inc. with the Secretary of State of Delaware. The Certificate of Amendment and Certificate of Elimination are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein in their entirety.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits
        ------------------------------------------
(c) Exhibits

Exhibit No.

99.1	Certificate of Amendment of Restated Certificate of
        Incorporation of Viacom Inc.

99.2	Certificate of Elimination of Series C Preferred
        Stock of Viacom Inc.

	SIGNATURE



	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



						VIACOM INC.
						(Registrant)




						By:  /s/ Michael D. Fricklas
							--------------------------
						     Michael D. Fricklas
			  			     Executive Vice President,
		 				      General Counsel
  						      and Secretary




Date:  May 30, 2001

EXHIBIT INDEX



Exhibit No.

99.1	 		Certificate of Amendment of Restated Certificate of
                        Incorporation of Viacom Inc.

99.2	 		Certificate of Elimination of Series C Preferred
                        Stock of Viacom Inc.